Exhibit 99.20
                                -------------
                Computational Materials and/or ABS Term Sheets

INVESTEC STRATIFICATION REQUIREMENTS

For all loans
-------------

Largest Servicer       %
Geog distribition      Distribution of values

FICO                   Average and distribution of values
DTI                    Average and distribution of values
Loan Purpose           Distribution of values
Occupancy Status       Distribution of values
First/second lien      Distribution of values
Property type          Distribution of values
Documentation Level    Distribution of values
LTV                    Average and distribution of values
Interest Rate Type     Distribution of values
Loan size              Average and distribution of values
Prepay penalty         Distribution of values

% IO                   %
Silent Second CLTV     Distribution of values
% With Silent 2nds     %


For IO loans (where IO loans % > 10% of book)
---------------------------------------------

IO term distribution   Distribution of values
FICO                   Average and distribution of values
LTV                    Average and distribution of values
Loan size              Average and distribution of values
Geog distribition      Distribution of values
Doc type               Distribution of values
DTI                    Average and distribution of values


For each of top 5 states
------------------------

FICO                   Average and distribution of values
LTV                    Average and distribution of values
Loan size              Average and distribution of values
Doc type               Distribution of values
DTI                    Average and distribution of values

For low doc loans
-----------------

FICO                   Average and distribution of values
LTV                    Average and distribution of values
Loan size              Average and distribution of values
DTI                    Average and distribution of values
Geog distribition      Distribution of values


Stratifications
---------------

                       -------------------------------------------------------------------------------------------------------------
                       Property Type             <500  501-525  526-550  551-575  576-600  601-625  626-650  651-675  676-700   >700
                       -------------------------------------------------------------------------------------------------------------
                       Single Family            0.403    8.917    9.236    9.521   13.847    13.75    9.056    4.953    2.198  1.859
                       -------------------------------------------------------------------------------------------------------------
                       Multi-unit               0.013    0.224    0.336    0.452    0.631    0.443     0.48    0.356    0.267   0.08
                       -------------------------------------------------------------------------------------------------------------
                       Planned Unit Dev         0.013    1.909    1.493    1.934    2.935    3.755    3.133    1.103    0.638  0.259
                       -------------------------------------------------------------------------------------------------------------
                       Condo/Co-op              0.114    0.418    0.504    0.236    1.519    0.978    0.955    0.639    0.193  0.249
                       -------------------------------------------------------------------------------------------------------------
                       Manuf Housing
                       -------------------------------------------------------------------------------------------------------------
                       Other
                       -------------------------------------------------------------------------------------------------------------


                       -------------------------------------------------------------------------------------------------------------
                       Occupancy Status          <500  501-525  526-550  551-575  576-600  601-625  626-650  651-675  676-700   >700
                       -------------------------------------------------------------------------------------------------------------
                       Investor Properties      0.005    0.111    0.188    0.172    0.276    0.359    0.281    0.133    0.052  0.071
                       -------------------------------------------------------------------------------------------------------------
                       Owner Occupied           0.539   11.335    11.34     11.9   18.495   18.474   13.324    6.918    3.244   2.37
                       -------------------------------------------------------------------------------------------------------------
                       Second Home                  0    0.022    0.043    0.071    0.161    0.093    0.018        0        0  0.006
                       -------------------------------------------------------------------------------------------------------------

                       -------------------------------------------------------------------------------------------------------------
                       Loan Purpose              <500  501-525  526-550  551-575  576-600  601-625  626-650  651-675  676-700   >700
                       -------------------------------------------------------------------------------------------------------------
                       Purchase                 0.058    1.425    2.001     3.28    9.024   11.121    9.165    5.462    2.961  1.822
                       -------------------------------------------------------------------------------------------------------------
                       Refinance (Non cash out)  0.04    0.389    0.472    0.545    0.959    1.142    0.731    0.248    0.033  0.018
                       -------------------------------------------------------------------------------------------------------------
                       Cash out                 0.446    9.654    9.097    8.318    8.948    6.663    3.728     1.34    0.301  0.608
                       -------------------------------------------------------------------------------------------------------------

                       -------------------------------------------------------------------------------------------------------------
                       Documentation Level       <500  501-525  526-550  551-575  576-600  601-625  626-650  651-675  676-700   >700
                       -------------------------------------------------------------------------------------------------------------
                       Full Doc                 0.337    8.045    8.855    8.995   14.554   13.793    8.188    1.735    1.033  0.872
                       -------------------------------------------------------------------------------------------------------------
                       Stated Doc               0.206    3.423    2.716    3.148    4.377    5.133    5.435    5.316    2.262  1.575
                       -------------------------------------------------------------------------------------------------------------

                       -------------------------------------------------------------------------------------------------------------
                       Lien Level                <500  501-525  526-550  551-575  576-600  601-625  626-650  651-675  676-700   >700
                       -------------------------------------------------------------------------------------------------------------
                       First Lien               0.543   11.468    11.57   12.143   18.932   18.926   13.623    7.051    3.296  2.447
                       -------------------------------------------------------------------------------------------------------------
                       Second Lien
                       -------------------------------------------------------------------------------------------------------------

                       -------------------------------------------------------------------------------------------------------------
                       Loan to Value             <500  501-525  526-550  551-575  576-600  601-625  626-650  651-675  676-700   >700
                       -------------------------------------------------------------------------------------------------------------
                       <= 55                    0.079    1.448    1.876    1.788    2.186     1.21    0.711    0.244    0.203  0.066
                       -------------------------------------------------------------------------------------------------------------
                       56-60                    0.009    0.829    1.112    1.343    0.786    0.605    0.125        0    0.051  0.008
                       -------------------------------------------------------------------------------------------------------------
                       61-65                    0.104    1.309     1.35    1.451    0.902     0.67    0.323    0.102    0.014  0.005
                       -------------------------------------------------------------------------------------------------------------


                       -------------------------------------------------------------------------------------------------------------
                       66-70                    0.047    1.323      1.8    1.282    1.244    1.375    0.506     0.22    0.186  0.093
                       -------------------------------------------------------------------------------------------------------------
                       71-75                    0.163    2.426    1.956     2.08    2.398    1.853    1.129    0.517    0.062  0.065
                       -------------------------------------------------------------------------------------------------------------
                       76-80                    0.065    3.366    2.137     2.63    8.415   11.038    9.746    5.737    2.471  2.029
                       -------------------------------------------------------------------------------------------------------------
                       81-85                    0.052    0.402    0.606    0.778    0.854    0.815    0.343    0.073    0.044  0.106
                       -------------------------------------------------------------------------------------------------------------
                       86-90                        0    0.183    0.416     0.47    0.777    0.485    0.444    0.137    0.154  0.033
                       -------------------------------------------------------------------------------------------------------------
                       91-95                    0.016    0.024    0.053    0.214    0.488    0.212    0.025    0.021    0.016  0.013
                       -------------------------------------------------------------------------------------------------------------
                       96-100                   0.008    0.161    0.264    0.107    0.882    0.662    0.272        0    0.094   0.03
                       -------------------------------------------------------------------------------------------------------------
                       >100
                       -------------------------------------------------------------------------------------------------------------


                       -------------------------------------------------------------------------------------------------------------
                       Interest Rate Type        <500  501-525  526-550  551-575  576-600  601-625  626-650  651-675  676-700   >700
                       -------------------------------------------------------------------------------------------------------------
                       ARM                      0.513    9.762    9.016    7.747    8.403    7.666    7.029    5.435    2.546  1.453
                       -------------------------------------------------------------------------------------------------------------
                       Fixed                     0.03    1.568    2.342    2.557    3.003    3.178    2.783    1.281    0.495  0.864
                       -------------------------------------------------------------------------------------------------------------
                       IO                           0    0.126    0.207     1.83     7.52    8.067    3.811     0.33    0.255   0.13
                       -------------------------------------------------------------------------------------------------------------
                       Baloon                       0    0.013    0.006    0.009    0.006    0.015        0    0.005        0      0
                       -------------------------------------------------------------------------------------------------------------


                       -------------------------------------------------------------------------------------------------------------
                       Loan Size                 <500  501-525  526-550  551-575  576-600  601-625  626-650  651-675  676-700   >700
                       -------------------------------------------------------------------------------------------------------------
                       $0 - $50,000             0.048    0.198    0.318      0.3    0.372    0.343    0.229    0.107    0.083  0.084
                       -------------------------------------------------------------------------------------------------------------
                       $50,000 - $100,000        0.12    1.796    1.907    2.042    2.445    2.591    2.004    1.369    0.554  0.441
                       -------------------------------------------------------------------------------------------------------------
                       $100,000 - $150,000      0.136    2.193    2.341    2.117    3.685    3.876    2.911    2.208     0.65  0.441
                       -------------------------------------------------------------------------------------------------------------
                       $150,000 - $200,000      0.057    2.015     1.86    1.661     2.58    3.241     2.09    1.105    0.526  0.212
                       -------------------------------------------------------------------------------------------------------------
                       $200,000 - $250,000      0.032    1.561    1.521    1.522    1.804    1.797     1.43    0.618    0.205  0.196
                       -------------------------------------------------------------------------------------------------------------
                       $250,000 - $300,000          0    1.301    1.096    1.108    1.799    1.002    0.853    0.326    0.324  0.198
                       -------------------------------------------------------------------------------------------------------------
                       $300,000 - $350,000      0.098     0.57    0.861     0.62    1.093    0.806    0.813    0.278    0.188  0.095
                       -------------------------------------------------------------------------------------------------------------
                       > $350,000               0.052    1.835    1.666    2.774    5.153    5.268    3.294     1.04    0.766  0.781
                       -------------------------------------------------------------------------------------------------------------
                       Average                      0    1.434    1.446    1.518    2.366    2.366    1.703    0.881    0.412  0.306
                       -------------------------------------------------------------------------------------------------------------